                                                                    EXHIBIT 20.9

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - C

                         MONTHLY SERVICER'S CERTIFICATE



           Accounting Date:                                 December 31, 1999
                                                     -------------------------
           Determination Date:                                January 7, 1999
                                                     -------------------------
           Distribution Date:                                January 18, 1999
                                                     -------------------------
           Monthly Period Ending:                           December 31, 1999
                                                     -------------------------



           This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of September 1, 1998, among Arcadia Automobile Receivables Trust, 1998-C (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

           Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.

    I.     Collection Account Summary

           Available Funds:
                         Payments Received                                                    $14,696,175.20
                         Liquidation Proceeds (excluding Purchase Amounts)                     $1,220,303.37
                         Current Monthly Advances                                                 336,887.35
                         Amount of withdrawal, if any, from the Spread Account                         $0.00
                         Monthly Advance Recoveries                                              (323,703.29)
                         Purchase Amounts-Warranty and Administrative Receivables                      $0.00
                         Purchase Amounts - Liquidated Receivables                                     $0.00
                         Income from investment of funds in Trust Accounts                        $75,552.94
                                                                                          -------------------
           Total Available Funds                                                                                     $16,005,215.57
                                                                                                                 ===================

           Amounts Payable on Distribution Date:
                         Reimbursement of Monthly Advances                                             $0.00
                         Backup Servicer Fee                                                           $0.00
                         Basic Servicing Fee                                                     $426,115.81
                         Trustee and other fees                                                        $0.00
                         Class A-1 Interest Distributable Amount                                       $0.00
                         Class A-2 Interest Distributable Amount                                 $350,762.62
                         Class A-3 Interest Distributable Amount                               $1,606,500.00
                         Noteholders' Principal Distributable Amount                          $12,215,518.83
                         Amounts owing and not paid to Security Insurer under
                           Insurance Agreement                                                         $0.00
                         Supplemental Servicing Fees (not otherwise paid to Servicer)                  $0.00
                         Spread Account Deposit                                                $1,406,318.32
                                                                                          -------------------
           Total Amounts Payable on Distribution Date                                                                $16,005,215.57
                                                                                                                 ===================

                                 Page 1 (1998-C)

   II.     Available Funds

           Collected Funds (see V)
                      Payments Received                                                       $14,696,175.20
                      Liquidation Proceeds (excluding Purchase Amounts)                        $1,220,303.37         $15,916,478.57
                                                                                          -------------------

           Purchase Amounts                                                                                                   $0.00

           Monthly Advances
                      Monthly Advances - current Monthly Period (net)                             $13,184.06
                      Monthly Advances - Outstanding Monthly Advances
                        not otherwise reimbursed to the Servicer                                       $0.00             $13,184.06
                                                                                          -------------------

           Income from investment of funds in Trust Accounts                                                             $75,552.94
                                                                                                                 -------------------

           Available Funds                                                                                           $16,005,215.57
                                                                                                                 ===================

   III.    Amounts Payable on Distribution Date

           (i)(a)     Taxes due and unpaid with respect to the Trust
                      (not otherwise paid by OFL or the Servicer)                                                             $0.00

           (i)(b)     Outstanding Monthly Advances (not otherwise reimbursed
                      to Servicer and to be reimbursed on the Distribution Date)                                              $0.00

           (i)(c)     Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                         $0.00

           (ii)       Accrued and unpaid fees (not otherwise paid by OFL or the
                      Servicer):
                        Owner Trustee                                                                   $0.00
                        Administrator                                                                   $0.00
                        Indenture Trustee                                                               $0.00
                        Indenture Collateral Agent                                                      $0.00
                        Lockbox Bank                                                                    $0.00
                        Custodian                                                                       $0.00
                        Backup Servicer                                                                 $0.00
                        Collateral Agent                                                                $0.00                 $0.00
                                                                                          -------------------

           (iii)(a)   Basic Servicing Fee (not otherwise paid to Servicer)                                              $426,115.81

           (iii)(b)   Supplemental Servicing Fees (not otherwise paid to Servicer)                                            $0.00

           (iii)(c)   Servicer reimbursements for mistaken deposits or postings of checks returned for insufficient funds (not otherwise
                      reimbursed to Servicer)                                                                                 $0.00

           (iv)       Class A-1 Interest Distributable Amount                                                                 $0.00
                      Class A-2 Interest Distributable Amount                                                           $350,762.62
                      Class A-3 Interest Distributable Amount                                                         $1,606,500.00

           (v)        Noteholders' Principal Distributable Amount
                        Payable to Class A-1 Noteholders                                                                      $0.00
                        Payable to Class A-2 Noteholders                                                             $12,215,518.83
                        Payable to Class A-3 Noteholders                                                                      $0.00
                        Payable to Class A-4 Noteholders                                                                      $0.00
                        Payable to Class A-5 Noteholders                                                                      $0.00

           (vii)      Unpaid principal balance of the Class A-1 Notes after deposit to the Note Distribution Account of any funds in the Class A-1
                      Holdback Subaccount (applies only on the Class A-1 Final
                      Scheduled Distribution Date)                                                                            $0.00

           (ix)       Amounts owing and not paid to Security Insurer under Insurance
                      Agreement                                                                                               $0.00
                                                                                                                 -------------------

                        Total amounts payable on Distribution Date                                                   $14,598,897.26
                                                                                                                 ===================

                               Page 2 (1998-C)

   IV.     Calculation of Credit Enhancement Fee ("Spread Account Deposit"); withdrawal from Reserve Account;
           Deficiency Claim Amount; Pre-Funding Account Shortfall and Class A-1 Maturity Shortfall

           Spread Account deposit:

                         Amount of excess, if any, of Available Funds over total amounts payable (or amount of
                         such excess up to the Spread Account Maximum Amount)                                         $1,406,318.32


           Reserve Account Withdrawal on any Determination Date:

                         Amount of excess, if any, of total amounts payable over Available Funds (excluding
                         amounts payable under item (vii) of Section III)                                                     $0.00

                         Amount available for withdrawal from the Reserve Account (excluding the Spread
                         Account Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve Amount (amount on deposit in the Reserve Account calculated taking into account any withdrawals from or deposits
                         to the Reserve Account in respect of transfers of Subsequent Receivables)                            $0.00

                         (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the
                         Indenture Trustee from the Reserve Account (excluding the Spread Account Class A-1
                         Holdback Subaccount) to the extent of the funds available for withdrawal from in the
                         Reserve Account, and deposited in the Collection Account.)

                         Amount of withdrawal, if any, from the Reserve Account                                               $0.00

           Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution Date:

                            Amount by which (a) the remaining principal balance of the Class A-1 Notes exceeds
                            (b) Available Funds after payment of amounts set forth in item (v) of Section III                 $0.00

                            Amount available in the Spread Account Class A-1 Holdback Subaccount                              $0.00

                            (The amount by which the remaining principal balance of the Class A-1 Notes exceeds
                            Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the Indenture Trustee from the Spread Account Class A-1 Holdback
                            Subaccount, to the extent of funds available for withdrawal from the Spread Account
                            Class A-1 Holdback Subaccount, and deposited in the Note Distribution Account for payment to the Class A-1 Noteholders)

                            Amount of withdrawal, if any, from the Spread Account Class A-1 Holdback Subaccount               $0.00

           Deficiency Claim Amount:

                         Amount of excess, if any, of total amounts payable over funds available for withdrawal
                         from Reserve Amount, the Spread Account Class A-1 Holdback Subaccount and Available                  $0.00
                         Funds (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Spread Account Class A-1 Holdback Subaccount)

           Pre-Funding Account Shortfall:

                         Amount of excess, if any, on the Distribution Date on or immediately following the end of the Funding Period, of (a) the sum of the Class A-1 Prepayment Amount,
                         the Class A-2 Prepayment Amount, and the Class A-3 Prepayment Amount over (b) the
                         amount on deposit in the Pre-Funding Account                                                         $0.00

           Class A-1 Maturity Shortfall:

                         Amount of excess, if any, on the Class A-1 Final Scheduled Distribution Date, of (a)
                         the unpaid principal balance of the Class A-1 Notes over (b) the sum of the amounts deposited in the Note Distribution Account under item (v) and (vii) of Section III or
                         pursuant to a withdrawal from the Spread Account Class A-1 Holdback Subaccount.                      $0.00


           (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity
           Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the
           Security Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the
           Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class A-1 Maturity Shortfall.)

                                 Page 3 (1998-C)

    V.     Collected Funds

           Payments Received:
                         Supplemental Servicing Fees                                                   $0.00
                         Amount allocable to interest                                           5,347,485.61
                         Amount allocable to principal                                          9,348,689.59
                         Amount allocable to Insurance Add-On Amounts                                  $0.00
                         Amount allocable to Outstanding Monthly Advances (reimbursed
                           to the Servicer prior to deposit in the Collection Account)                 $0.00
                                                                                          -------------------

           Total Payments Received                                                                                   $14,696,175.20

           Liquidation Proceeds:
                         Gross amount realized with respect to Liquidated Receivables           1,265,337.26

                         Less: (i) reasonable expenses incurred by Servicer in
                           connection with the collection of such Liquidated Receivables and the repossession and disposition of the related Financed
                           Vehicles and (ii) amounts required to be refunded to Obligors
                           on such Liquidated Receivables                                         (45,033.89)
                                                                                          -------------------

           Net Liquidation Proceeds                                                                                   $1,220,303.37

           Allocation of Liquidation Proceeds:
                         Supplemental Servicing Fees                                                   $0.00
                         Amount allocable to interest                                                  $0.00
                         Amount allocable to principal                                                 $0.00
                         Amount allocable to Insurance Add-On Amounts                                  $0.00
                         Amount allocable to Outstanding Monthly Advances (reimbursed
                           to the Servicer prior to deposit in the Collection Account)                 $0.00                  $0.00
                                                                                          -------------------    -------------------

           Total Collected Funds                                                                                     $15,916,478.57
                                                                                                                 ===================

   VI.     Purchase Amounts Deposited in Collection Account

           Purchase Amounts - Warranty Receivables                                                                            $0.00
                         Amount allocable to interest                                                  $0.00
                         Amount allocable to principal                                                 $0.00
                         Amount allocable to Outstanding Monthly Advances (reimbursed
                           to the Servicer prior to deposit in the Collection Account)                 $0.00

           Purchase Amounts - Administrative Receivables                                                                      $0.00
                         Amount allocable to interest                                                  $0.00
                         Amount allocable to principal                                                 $0.00
                         Amount allocable to Outstanding Monthly Advances (reimbursed
                           to the Servicer prior to deposit in the Collection Account)                 $0.00
                                                                                          -------------------

           Total Purchase Amounts                                                                                             $0.00
                                                                                                                 ===================

  VII.     Reimbursement of Outstanding Monthly Advances

           Outstanding Monthly Advances                                                                                 $703,394.62

           Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                         Payments received from Obligors                                        ($323,703.29)
                         Liquidation Proceeds                                                          $0.00
                         Purchase Amounts - Warranty Receivables                                       $0.00
                         Purchase Amounts - Administrative Receivables                                 $0.00
                                                                                          -------------------

           Outstanding Monthly Advances to be netted against Monthly
             Advances for the current Monthly Period                                                                   ($323,703.29)

           Outstanding Monthly Advances to be reimbursed out of
             Available Funds on the Distribution Date                                                                  ($323,703.29)

           Remaining Outstanding Monthly Advances                                                                       $379,691.33

           Monthly Advances - current Monthly Period                                                                    $336,887.35
                                                                                                                 -------------------

           Outstanding Monthly Advances - immediately following the Distribution Date                                   $716,578.68
                                                                                                                 ===================

                                 Page 4 (1998-C)

VIII.  Calculation of Interest and Principal Payments

       A. Calculation of Principal Distribution Amount

              Payments received allocable to principal                                                                $9,348,689.59
              Aggregate of Principal Balances as of the Accounting Date of all
                Receivables that became Liquidated Receivables
                during the Monthly Period                                                                             $2,866,829.24
              Purchase Amounts - Warranty Receivables allocable to principal                                                  $0.00
              Purchase Amounts - Administrative Receivables allocable to principal                                            $0.00
              Amounts withdrawn from the Pre-Funding Account                                                                  $0.00
              Cram Down Losses                                                                                                $0.00
                                                                                                                 -------------------

              Principal Distribution Amount                                                                          $12,215,518.83
                                                                                                                 ===================

       B. Calculation of Class A-1 Interest Distributable Amount

              Class A-1 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
                of principal to Class A-1 Noteholders on such Distribution Date)                       $0.00

              Multiplied by the Class A-1 Interest Rate                                               5.4700%

              Multiplied by actual days in the period or in the case of the first
                 Distribution Date, by 23/360                                                     0.09444444                  $0.00
                                                                                          -------------------

              Plus any unpaid Class A-1 Interest Carryover Shortfall                                                              -
                                                                                                                 -------------------

              Class A-1 Interest Distributable Amount                                                                         $0.00
                                                                                                                 ===================

       C. Calculation of Class A-2 Interest Distributable Amount

              Class A-2 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
                of principal to Class A-2 Noteholders on such Distribution Date)              $69,071,176.13

              Multiplied by the Class A-2 Interest Rate                                                5.377%

              Multiplied by actual days in the period or in the case of the first
                 Distribution Date, by 23/360                                                     0.09444444            $350,762.62
                                                                                          -------------------

              Plus any unpaid Class A-2 Interest Carryover Shortfall                                                              -
                                                                                                                 -------------------

              Class A-2 Interest Distributable Amount                                                                   $350,762.62
                                                                                                                 ===================

       D. Calculation of Class A-3 Interest Distributable Amount

              Class A-3 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
                of principal to Class A-3 Noteholders on such Distribution Date)             $340,000,000.00

              Multiplied by the Class A-3 Interest Rate                                                5.670%

              Multiplied by 1/12 or in the case of the first
                 Distribution Date, by 23/360                                                     0.08333333          $1,606,500.00
                                                                                          -------------------

              Plus any unpaid Class A-3 Interest Carryover Shortfall                                                          $0.00
                                                                                                                 -------------------

              Class A-3 Interest Distributable Amount                                                                 $1,606,500.00
                                                                                                                 ===================

                                 Page 5 (1998-C)

       G. Calculation of Noteholders' Interest Distributable Amount

              Class A-1 Interest Distributable Amount                                                  $0.00
              Class A-2 Interest Distributable Amount                                            $350,762.62
              Class A-3 Interest Distributable Amount                                          $1,606,500.00

              Noteholders' Interest Distributable Amount                                                              $1,957,262.62
                                                                                                                 ===================

       H. Calculation of Noteholders' Principal Distributable Amount:

              Noteholders' Monthly Principal Distributable Amount:

              Principal Distribution Amount                                                   $12,215,518.83

              Multiplied by Noteholders' Percentage ((i) for each Distribution
                Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution Amount, the initial principal
                balance of the Class A-2 Notes over the Aggregate Principal
                Balance (plus any funds remaining on deposit in the Pre-Funding
                Account) as of the Accounting Date for the preceding
                Distribution Date minus that portion of the Principal
                Distribution Amount applied to retire the Class A-1 Notes and
                (iii) for each Distribution Date thereafter, outstanding
                principal balance of the Class A-2 Notes on the Determination
                Date over the Aggregate Principal Balance (plus any funds
                remaining on deposit in the Pre-Funding Account) as of the
                Accounting Date for the preceding Distribution Date)                                  100.00%        $12,215,518.83
                                                                                          -------------------


              Unpaid Noteholders' Principal Carryover Shortfall                                                               $0.00
                                                                                                                 -------------------

              Noteholders' Principal Distributable Amount                                                            $12,215,518.83
                                                                                                                 ===================

       I. Application of Noteholders' Principal Distribution Amount:

              Amount of Noteholders' Principal Distributable Amount payable to
              Class A-1 Notes (equal to entire Noteholders' Principal
              Distributable Amount until the principal balance
              of the Class A-1 Notes is reduced to zero)                                                                      $0.00
                                                                                                                 ===================

              Amount of Noteholders' Principal Distributable Amount payable to
              Class A-2 Notes (no portion of the Noteholders' Principal
              Distributable Amount is payable to the Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced to zero;
              thereafter, equal to the entire Noteholders' Principal Distributable
              Amount)                                                                                                $12,215,518.83
                                                                                                                 ===================

IX. Pre-Funding Account

       A. Withdrawals from Pre-Funding Account:

              Amount on deposit in the Pre-Funding Account as of the preceding
                 Distribution Date or, in the case of the first Distribution Date, as of the Closing Date
                                                                                                                              $0.41

              Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a
                 Subsequent Transfer Date (an amount equal to (a) $0 (the aggregate
                 Principal Balance of Subsequent Receivables transferred to the
                 Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving effect to transfer
                 of Subsequent Receivables over (ii) $0))                                                                     $0.00

              Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the November 1998 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding
                 Account has been reduced to $100,000 or less as of the Distribution
                 Date (see B below)                                                                                           $0.00
                                                                                                                 -------------------

              Amount remaining on deposit in the Pre-Funding Account after
                 Distribution Date                                                                     $0.41
                                                                                          -------------------
                                                                                                                              $0.41
                                                                                                                 ===================

                                 Page 6 (1998-C)

           B.  Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

           Amount withdrawn from the Pre-Funding Account as a result of the
             Pre-Funded Amount not being reduced to zero on the Distribution
             Date on or immediately preceding the end of the Funding Period or the Pre-Funded Amount being reduced to $100,000 or less on any
             Distribution Date                                                                                                $0.00

           Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
             Distribution Date)                                                                                               $0.00

           Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
             Distribution Date)                                                                                               $0.00

           Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
             Distribution Date)                                                                                               $0.00

           C.  Prepayment Premiums:

           Class A-1 Prepayment Premium                                                                                       $0.00
           Class A-2 Prepayment Premium                                                                                       $0.00
           Class A-3 Prepayment Premium                                                                                       $0.00

    X.     Reserve Account

           Requisite Reserve Amount:

           Portion of Requisite Reserve Amount calculated with respect to Class
             A-1 Notes, Class A-2 Notes, Class A-3 Notes.

             Product of (x) weighted average of the Class A-1, A-2, and A-3, Interest Rate
             (based on outstanding Class A-1, A-2, and A-3, principal balance), divided by 360        5.5533%
             (y) (the Pre-Funded Amount on such Distribution Date)                                      0.00
             (z) (the number of days until the November 1998 Distribution Date))                           0
                                                                                                                              -
             Less the product of (x) 2.5% divided by 360,                                               2.50%
             (y) the Pre-Funded Amount on such Distribution Date and,                                   0.00
             (z) the number of days until the November 1998 Distribution Date                              0                  $0.00
                                                                                                                 -------------------


           Requisite Reserve Amount                                                                                           $0.00
                                                                                                                 ===================

           Amount on deposit in the Reserve Account (other than the Spread Account
             Class A-1 Holdback Subaccount) as of the preceding Distribution Date or,
             in the case of the first Distribution Date, as of the Closing Date                                               $0.00

           Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Spread Account Class
             A-1 Holdback Subaccount) (which excess is to be deposited by the
             Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding Account in respect of transfers of Subsequent
             Receivables)                                                                                                     $0.00

           Less: the excess, if any, of the amount on deposit in the Reserve Account
             (other than the Spread Account Class A-1 Holdback Subaccount) over the
             Requisite Reserve Amount (and amount withdrawn from the Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the Indenture Trustee from amounts withdrawn from the Pre-Funding Account in respect of transfers of Subsequent
             Receivables)                                                                                                     $0.00

           Less: withdrawals from the Reserve Account (other than the Spread Account Class
             A-1 Holdback Subaccount) to cover the excess, if any, of total amount payable
             over Available Funds (see IV above)                                                                              $0.00
                                                                                                                 -------------------

           Amount remaining on deposit in the Reserve Account (other than the Spread
             Account Class A-1 Holdback Subaccount) after the Distribution Date
                                                                                                                              $0.00
                                                                                                                 ===================

                                 Page 7 (1998-C)

   XI.     Spread Account Class A-1 Holdback Subaccount:

           Class A-1 Holdback Amount:

           Class A-1 Holdback Amount as of preceding Distribution Date or the Closing
             Date, as applicable,                                                                                             $0.00

           Plus deposit to the Spread Account Class A-1 Holdback Subaccount (equal to 2.5%
             of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0 (the Original
             Pool Balance after giving effect to the transfer of Subsequent Receivables on the Distribution Date or on a Subsequent Transfer Date preceding the
             Distribution Date))                                                                                                  0

           Less withdrawal, if any, of amount from the Spread Account Class A-1 Holdback
             Subaccount to cover a Class A-1 Maturity Shortfall (see IV above)                                                $0.00

           Less withdrawal, if any, of amount remaining in the Spread Account Class A-1
             Holdback Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Spread Account Class A-1 Holdback
             Subaccount to cover a Class A-1 Maturity Shortfall (amount of withdrawal to
             be released by the Indenture Trustee)                                                                            $0.00
                                                                                                                 -------------------

           Spread Account Class A-1 Holdback Subaccount immediately following the Distribution
             Date                                                                                                             $0.00
                                                                                                                 ===================

   XII.    Calculation of Servicing Fees

           Aggregate Principal Balance as of the first day of
             the Monthly Period                                       $409,071,175.72
           Multiplied by Basic Servicing Fee Rate                                1.25%
           Multiplied by months per year                                   0.08333333
                                                                   -------------------

           Basic Servicing Fee                                                                   $426,115.81

           Less: Backup Servicer Fees                                                                  $0.00

           Supplemental Servicing Fees                                                                 $0.00
                                                                                          -------------------

           Total of Basic Servicing Fees and Supplemental Servicing Fees                                                $426,115.81
                                                                                                                 ===================

  XIII.    Information for Preparation of Statements to Noteholders

           a.      Aggregate principal balance of the Notes as of first day of
                     Monthly Period
                            Class A-1 Notes                                                                                   $0.00
                            Class A-2 Notes                                                                          $69,071,176.13
                            Class A-3 Notes                                                                         $340,000,000.00

           b.      Amount distributed to Noteholders allocable to principal
                            Class A-1 Notes                                                                                   $0.00
                            Class A-2 Notes                                                                          $12,215,518.83
                            Class A-3 Notes                                                                                   $0.00

           c.      Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                            Class A-1 Notes                                                                                   $0.00
                            Class A-2 Notes                                                                          $56,855,657.30
                            Class A-3 Notes                                                                         $340,000,000.00

           d.      Interest distributed to Noteholders
                            Class A-1 Notes                                                                                   $0.00
                            Class A-2 Notes                                                                             $350,762.62
                            Class A-3 Notes                                                                           $1,606,500.00

           e.      1. Class A-1 Interest Carryover Shortfall, if any (and change
                      in amount from preceding statement)                                                                     $0.00
                   2. Class A-2 Interest Carryover Shortfall, if any (and change
                      in amount from preceding statement)                                                                     $0.00
                   3. Class A-3 Interest Carryover Shortfall, if any (and change
                      in amount from preceding statement)                                                                     $0.00

           f.      Amount distributed payable out of amounts withdrawn from or pursuant to:
                         1. Reserve Account                                                            $0.00
                         2. Spread Account Class A-1 Holdback Subaccount                               $0.00
                         3. Claim on the Note Policy                                                   $0.00

           g.      Remaining Pre-Funded Amount                                                                                $0.41

           h.      Remaining Reserve Amount                                                                                   $0.00

                             Page 8 (1998-C)

                 i.      Amount on deposit on Spread Account Class A-1 Holdback Subaccount                                    $0.00

                 j.      Prepayment amounts
                            Class A-1 Prepayment Amount                                                                       $0.00
                            Class A-2 Prepayment Amount                                                                       $0.00
                            Class A-3 Prepayment Amount                                                                       $0.00

                 k.      Prepayment Premiums
                            Class A-1 Prepayment Premium                                                                      $0.00
                            Class A-2 Prepayment Premium                                                                      $0.00
                            Class A-3 Prepayment Premium                                                                      $0.00

                 l.      Total of Basic Servicing Fee, Supplemental Servicing Fees and
                           other fees, if any, paid by the Trustee on behalf of the Trust                               $426,115.81

                 m.      Note Pool Factors (after giving effect to distributions on the
                           Distribution Date)
                            Class A-1 Notes                                                                              0.00000000
                            Class A-2 Notes                                                                              0.29307040
                            Class A-3 Notes                                                                              1.00000000


   XVI.    Pool Balance and Aggregate Principal Balance

                         Original Pool Balance at beginning of Monthly Period                                       $599,999,999.59
                         Subsequent Receivables                                                                                   -
                                                                                                                 -------------------
                         Original Pool Balance at end of Monthly Period                                             $599,999,999.59
                                                                                                                 ===================

                         Aggregate Principal Balance as of preceding Accounting Date                                $409,071,175.72
                         Aggregate Principal Balance as of current Accounting Date                                  $396,855,656.89

           Monthly Period Liquidated Receivables                       Monthly Period Administrative Receivables
                         Loan #               Amount                                 Loan #               Amount
                         ------               ------                                 ------               ------
            see attached listing           2,866,829.24                see attached listing                   -
                                                  $0.00                                                   $0.00
                                                  $0.00                                                   $0.00
                                         ---------------                                                 -------
                                          $2,866,829.24                                                   $0.00
                                         ===============                                                 =======

  XVIII.   Delinquency Ratio

           Sum of Principal Balances (as of the Accounting Date) of all
             Receivables delinquent more than 30 days with respect to all or
             any portion of a Scheduled Payment as of the Accounting Date                      26,348,162.26

           Aggregate Principal Balance as of the Accounting Date                             $396,855,656.89
                                                                                          -------------------

           Delinquency Ratio                                                                                            6.63923061%
                                                                                                                 ===================

           IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.

                                        ARCADIA FINANCIAL LTD.

                                        By:
                                           -------------------------------------
                                        Name: Scott R. Fjellman
                                             -----------------------------------
                                        Title: Vice President / Securitization
                                              ----------------------------------


                                 Page 9 (1998-C)

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - C

                             PERFORMANCE INFORMATION

                 FOR THE MONTHLY PERIOD ENDING DECEMBER 31, 1999

    I.     ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION              $600,000,000

                             AGE OF POOL (IN MONTHS)                               16

   II.     Delinquency Ratio

           Sum of Principal Balances (as of the Accounting Date) of all
             Receivables delinquent more than 30 days with respect to all or
             any portion of a Scheduled Payment as of the Accounting Date                     $26,348,162.26

           Aggregate Principal Balance as of the Accounting Date                             $396,855,656.89
                                                                                          ------------------

           Delinquency Ratio                                                                                            6.63923061%
                                                                                                                 =================


   III.    Average Delinquency Ratio

           Delinquency ratio - current Determination Date                                         6.63923061%

           Delinquency ratio - preceding Determination Date                                       6.08430700%

           Delinquency ratio - second preceding Determination Date                                6.68110023%
                                                                                          ------------------


           Average Delinquency Ratio                                                                                    6.46821261%
                                                                                                                 =================


   IV.     Default Rate

           Cumulative balance of defaults as of the preceding Accounting Date                                       $32,926,334.48

                 Add:    Sum of Principal Balances (as of the Accounting Date)
                           of Receivables that became Liquidated Receivables
                           during the Monthly Period or that became Purchased
                           Receivables during Monthly Period (if delinquent
                           more than 30 days with respect to any portion of a
                           Scheduled Payment at time of purchase)                                                    $2,866,829.24
                                                                                                                 -----------------

           Cumulative balance of defaults as of the current Accounting Date                                         $35,793,163.72

                         Sum of Principal Balances (as of the Accounting Date)
                           of 90+ day delinquencies                                             6,285,576.58

                             Percentage of 90+ day delinquencies applied to defaults                  100.00%        $6,285,576.58
                                                                                           -----------------     -----------------

           Cumulative balance of defaults and 90+ day delinquencies as of the current
             Accounting Date                                                                                        $42,078,740.30
                                                                                                                 =================




    V.     Cumulative Default Rate as a % of Original Principal Balance
           (plus 90+ day delinquencies)

           Cumulative Default Rate - current Determination Date                                    7.0131234%

           Cumulative Default Rate - preceding Determination Date                                  6.4871502%

           Cumulative Default Rate - second preceding Determination Date                           5.9091237%

                                 Page 1 (1998-C)

   VI.     Net Loss Rate

           Cumulative net losses as of the preceding Accounting Date                                                 $14,675,313.18

                 Add:    Aggregate of Principal Balances as of the Accounting
                           Date (plus accrued and unpaid interest thereon to the
                           end of the Monthly Period) of all Receivables that
                           became Liquidated Receivables or that became
                           Purchased Receivables and that were delinquent more
                           than 30 days with respect to any portion of a
                           Scheduled Payment as of the Accounting Date                         $2,866,829.24
                                                                                          -------------------

                         Liquidation Proceeds received by the Trust                           ($1,220,303.37)         $1,646,525.87
                                                                                          -------------------    -------------------

           Cumulative net losses as of the current Accounting Date                                                   $16,321,839.04

                         Sum of Principal Balances (as of the Accounting Date)
                           of 90+ day delinquencies                                            $6,285,576.58

                                            Percentage of 90+ day delinquencies
                                            applied to losses                                          50.00%         $3,142,788.29
                                                                                          -------------------    -------------------

           Cumulative net losses and 90+ day delinquencies as of the current
             Accounting Date                                                                                         $19,464,627.33
                                                                                                                 ===================




   VII.    Cumulative Net Loss Rate as a % of Original Principal Balance
           (plus 90+ day delinquencies)

           Cumulative Net Loss Rate - current Determination Date                                                          3.2441046%

           Cumulative Net Loss Rate - preceding Determination Date                                                        2.9455994%

           Cumulative Net Loss Rate - second preceding Determination Date                                                 2.6555646%

  VIII.    Classic/Premier Loan Detail

                                                                          Classic                Premier                 Total
                                                                          -------                -------                 -----
           Aggregate Loan Balance, Beginning                           289,601,218.90        $119,469,956.82        $409,071,175.72
             Subsequent deliveries of Receivables                                                                              0.00
             Prepayments                                               ($2,718,439.61)         (1,141,492.33)         (3,859,931.94)
             Normal loan payments                                      ($3,739,865.66)         (1,748,891.99)         (5,488,757.65)
             Liquidated Receivables                                    ($2,179,073.98)           (687,755.26)         (2,866,829.24)
             Administrative and Warranty Receivables                             0.00                                          0.00
                                                                   -------------------    -------------------    -------------------
           Aggregate Loan Balance, Ending                             $280,963,839.65        $115,891,817.24        $396,855,656.89
                                                                   ===================    ===================    ===================
           Delinquencies                                               $21,096,820.21           5,251,342.05         $26,348,162.26
           Recoveries                                                     $860,665.25            $359,638.13          $1,220,303.37
           Net Losses                                                    1,318,408.73             328,117.13          $1,646,525.87

  VIII.    Other Information Provided to FSA

                 A. Credit Enhancement Fee information:

                         Aggregate Principal Balance as of the Accounting Date               $396,855,656.89
                         Multiplied by: Credit Enhancement Fee (33 bp's) * (30/360)                   0.0275%
                                                                                          -------------------
                           Amount due for current period                                                                $109,135.31
                                                                                                                 ===================


                 B. Dollar amount of loans that prepaid during the Monthly Period                                     $3,859,931.94
                                                                                                                 ===================

                    Percentage of loans that prepaid during the Monthly Period                                           0.97262868%
                                                                                                                 ===================

                                 Page 2 (1998-C)

   IX.     Spread Account Information                                                               $                        %

           Beginning Balance                                                                  $36,816,405.85            9.27702685%

           Deposit to the Spread Account                                                       $1,406,318.32            0.35436519%
           Spread Account Additional Deposit                                                           $0.00            0.00000000%
           Withdrawal from the Spread Account                                                   ($335,817.92)          -0.08461966%
           Disbursements of Excess                                                            ($2,342,295.13)          -0.59021337%
           Interest earnings on Spread Account                                                   $172,398.04            0.04344099%
                                                                                          -------------------    -------------------

           Ending Balance                                                                     $35,717,009.16            9.00000000%
                                                                                          ===================    ===================


           Specified Balance pursuant to Section 3.03 of the
             Spread Account Agreement among Olympic Financial Ltd.,
             Arcadia Receivables Finance Corp., Financial Security
             Assurance Inc. and Norwest Bank Minnesota, National Association                  $35,717,009.16            9.00000000%
                                                                                          ===================    ===================

    X.     Trigger Events

           Cumulative Loss and Default Triggers as of September 1, 1998

                                        Loss                      Default               Loss Event                Default Event
                Month                Performance                Performance             of Default                  of Default
          --------------------------------------------------------------------------------------------------------------------------
                  3                    1.05%                       2.11%                  1.33%                       2.66%
                  6                    2.11%                       4.21%                  2.66%                       5.32%
                  9                    3.05%                       6.10%                  3.85%                       7.71%
                 12                    3.90%                       7.79%                  4.92%                       9.84%
                 15                    5.02%                      10.03%                  6.34%                      12.68%
                 18                    6.04%                      12.07%                  7.63%                      15.25%
                 21                    6.93%                      13.85%                  8.75%                      17.50%
                 24                    7.70%                      15.40%                  9.73%                      19.45%
                 27                    8.10%                      16.21%                 10.24%                      20.47%
                 30                    8.43%                      16.86%                 10.65%                      21.29%
                 33                    8.71%                      17.43%                 11.01%                      22.01%
                 36                    8.96%                      17.92%                 11.32%                      22.63%
                 39                    9.08%                      18.15%                 11.47%                      22.93%
                 42                    9.17%                      18.34%                 11.58%                      23.16%
                 45                    9.25%                      18.49%                 11.68%                      23.36%
                 48                    9.31%                      18.62%                 11.76%                      23.52%
                 51                    9.36%                      18.73%                 11.83%                      23.65%
                 54                    9.41%                      18.81%                 11.88%                      23.76%
                 57                    9.44%                      18.88%                 11.92%                      23.84%
                 60                    9.46%                      18.93%                 11.95%                      23.91%
                 63                    9.48%                      18.96%                 11.97%                      23.95%
                 66                    9.49%                      18.98%                 11.99%                      23.98%
                 69                    9.50%                      18.99%                 12.00%                      23.99%
                 72                    9.50%                      19.00%                 12.00%                      24.00%

           -------------------------------------------------------------------------------------------------------------------------

           Average Delinquency Ratio equal to or greater than 8.19%                               Yes________            No___X_____

           Cumulative Default Rate (see above table)                                              Yes________            No___X_____

           Cumulative Net Loss Rate (see above table)                                             Yes________            No___X_____

           Trigger Event that occurred as of a prior Determination Date
             is Deemed Cured as of current Determination Date                                     Yes________            No___X_____

   XI.     Insurance Agreement Events of Default

           To the knowledge of the Servicer, an Insurance Agreement
             Event of Default has occurred                                                        Yes________            No___X_____

           To the knowledge of the Servicer, a Capture Event has occurred
             and be continuing                                                                    Yes________            No___X_____

           To the knowledge of the Servicer, a prior Capture Event has been
             cured by a permanent waiver                                                          Yes________            No___X_____

           IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                        ARCADIA FINANCIAL LTD.

                                        By:
                                           -------------------------------------
                                        Name: Scott R. Fjellman
                                             -----------------------------------
                                        Title: Vice President / Securitization
                                              ----------------------------------


                                 Page 3 (1998-C)